Earnings Call April 28, 2022 Supplemental information 2022 First Quarter3 irst Quarter a l April 28, 2023 Supplemental information

Encompass Health 2 The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the business outlook and guidance, labor availability and costs, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, such as the de novo pipeline, costs and timelines, operational initiatives, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, market share, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the earnings release attached as Exhibit 99.1 to the Company’s Form 8-K dated April 27, 2023 (the “Q1 Earnings Release Form 8-K”), the Form 10-K for the year ended December 31, 2022, the Form 10-Q for the quarter ended March 31, 2023, when filed, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Q1 Earnings Release Form 8-K, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this supplemental information. Forward-looking statements

Encompass Health 3 Q1 2023 Financial summary ............................................................................................................................................................... 4 Key takeaways ....................................................................................................................................................................................... 5 Revenue ................................................................................................................................................................................................... 6 Adjusted EBITDA .................................................................................................................................................................................... 7 Earnings per share ................................................................................................................................................................................ 8-9 Adjusted free cash flow ....................................................................................................................................................................... 10 2023 Guidance and guidance considerations ................................................................................................................................. 11-12 Adjusted free cash flow assumptions ............................................................................................................................................... 13 Uses of free cash flow .......................................................................................................................................................................... 14 Appendix Map of locations ..................................................................................................................................................................................... 16 Growth targets, fundamentals and value drivers ......................................................................................................................... 17 De novo activity ..................................................................................................................................................................................... 18 Contract labor and sign-on and shift bonus trends ...................................................................................................................... 19 Pre-payment and post-payment claims denials ............................................................................................................................. 20 Debt maturity profile and schedule ................................................................................................................................................. 21-22 New-store/same-store growth ........................................................................................................................................................... 23 Payment sources ................................................................................................................................................................................... 24 Operational metrics .............................................................................................................................................................................. 25 Share information ................................................................................................................................................................................. 26 Reconciliations to GAAP ...................................................................................................................................................................... 27-32 End notes ................................................................................................................................................................................................ 33-34 Table of contents

Encompass Health 4 Q1 2023 Financial summary Q1 ($ in millions) 2023 2022% △ Encompass Health Net operating revenue $ 1,160.4 $ 1,059.3 9.5 % Adjusted EBITDA $ 229.0 $ 194.9 17.5 % Adjusted EPS $ 0.88 $ 0.67 31.3 % Adjusted free cash flow* $ 158.7 $ 123.2 28.8% *Refer to page 10 for a discussion of year-to-year change. Reconciliations to GAAP provided on pages 27-32. Encompass Health’s historical results reflect Enhabit Home Health and Hospice (“Enhabit”) as discontinued operations.

Encompass Health 5 Q1 2023 Key takeaways u Revenue Ÿ Net operating revenue growth of 9.5% ü Discharge growth of 9.4% (5.9% same store) u Adjusted EBITDA Ÿ Adjusted EBITDA growth of 17.5% ü Q1 2023 contract labor plus sign-on and shift bonuses of $37.0 million vs. $63.0 million in Q1 2022 ü De novo hospital net pre-opening and ramp up costs of $4.2 million u Expansion activity Ÿ Opened 3 de novos with a total of 149 beds u Guidance Ÿ Increased full-year 2023 guidance u Shareholder distributions Ÿ Paid a $0.15 per share quarterly cash dividend in January 2023 Ÿ Declared a $0.15 per share quarterly cash dividend in February 2023 (paid in April 2023)

Encompass Health 6 Revenue Q1 Q1 Favorable/ ($ in millions) 2023 2022 (Unfavorable) Net operating revenue: Inpatient $ 1,134.2 $ 1,036.2 9.5% Outpatient and other 26.2 23.1 13.4% Total revenue $ 1,160.4 $ 1,059.3 9.5% (Actual Amounts) Discharges 55,557 50,771 9.4% New-store discharge growth 3.5% Same-store discharge growth 5.9% Net patient revenue per discharge $ 20,415 $ 20,409 —% Revenue reserves related to bad debt as a percent of revenue 2.4% 2.2% 20 bps u Net operating revenue growth of 9.5% primarily driven by volume growth u Net patient revenue per discharge was essentially flat with Q1 2022 primarily due to sequestration, patient mix, and the annual Supplemental Security Income (“SSI”) rate adjustment. u Outpatient and other revenue includes an increase of $3.6 million in provider tax revenues ($18.0 million in Q1 2023 vs. $14.4 million in Q1 2022). u Revenue reserves related to bad debt as a percent of revenue increased 20 bps to 2.4% primarily due to pre- and post-payment claims reviews in Q1 2023.

Encompass Health 7 Adjusted EBITDA(1) Q1 % of Revenue Q1 % of Revenue($ in millions) 2023 2022 Net operating revenue $ 1,160.4 $ 1,059.3 Operating expenses: Salaries and benefits (629.0) 54.2% (587.4) 55.5 % Other operating expenses(a) (177.2) 15.3% (158.3) 14.9 % Supplies (53.8) 4.6% (49.8) 4.7 % Occupancy costs (13.8) 1.2% (15.4) 1.5 % Hospital operating expenses (244.8) 21.1% (223.5) 21.1 % General and administrative expenses(b) (34.2) 2.9% (33.2) 3.1 % Other income(c) 1.8 0.8 Equity in nonconsolidated affiliates 0.4 0.9 Noncontrolling interests in continuing operations (25.6) (22.0) Adjusted EBITDA $ 229.0 $ 194.9 Percent change 17.5 % In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal or impairment of assets $ 0.7 $ 0.7 (b) Stock-based compensation and the change in fair market value of the non-qualified 401k plan $ 9.2 $ 4.2 (c) Change in fair market value of equity securities and the non- qualified 401k plan $ (1.8) $ 4.4 u Salary and benefits in Q1 2023 includes $37.0 million in contract labor and sign-on and shift bonuses vs. $63.0 million in Q1 2022. u Other operating expenses includes an increase of $5.8 million in provider tax expense ($18.1 million in Q1 2023 vs. $12.3 million in Q1 2022). Reconciliations to GAAP provided on pages 27-32 Refer to page 33-34 for end notes.

Encompass Health 8 Earnings per share - as reported Q1 ($ in millions, except per share data) 2023 2022 Adjusted EBITDA $ 229.0 $ 194.9 Depreciation and amortization (63.9) (57.7) Interest expense and amortization of debt discounts and fees (36.4) (39.6) Stock-based compensation (7.9) (6.1) Loss on disposal or impairment of assets (0.7) (0.7) 120.1 90.8 Items not indicative of ongoing operating performance: Loss on early extinguishment of debt(2) — (0.3) Change in fair market value of equity securities 0.5 (2.5) Pre-tax income 120.6 88.0 Income tax expense (31.9) (23.6) Income from continuing operations* $ 88.7 $ 64.4 Basic shares 99.4 99.2 Diluted shares (see page 26) 100.9 100.2 Basic earnings per share* $ 0.89 $ 0.65 Diluted earnings per share* $ 0.88 $ 0.64 * Earnings per share are determined using income from continuing operations attributable to Encompass Health. Refer to page 33-34 for end notes. u EPS increased primarily due to growth of Adjusted EBITDA. u Depreciation and amortization increased due to recent growth in capital expenditures. u Interest expense decreased due to debt repayment with July 1, 2022 distribution from Enhabit. Y T D

Encompass Health 9 Adjusted earnings per share(3) Refer to page 33-34 for end notes. Q1 2023 2022 Diluted earnings per share, as reported $ 0.88 $ 0.64 Adjustments, net of tax: Change in fair market value of equity securities — 0.02 Adjusted earnings per share* $ 0.88 $ 0.67 u Adjusted earnings per share removes from the GAAP earnings per share calculation the impact of items the Company believes are not indicative of its ongoing operating performance. * Adjusted EPS may not sum due to rounding. See complete calculations of adjusted earnings per share on pages 30-31.

Encompass Health 10 $123.2 $34.1 $3.6 $3.2 $0.2 $(5.6) $158.7 Adjusted Free Cash Flow 3 Mos. 2022 Adjusted EBITDA Working capital and other Cash interest payments Cash tax payments, net of refunds Maintenance capital expenditures Adjusted Free Cash Flow 3 Mos. 2023 Q1 2023 Adjusted free cash flow(4) Reconciliations to GAAP provided on pages 27-32. Refer to page 33-34 for end notes. u Adjusted free cash flow increased by 28.8% in Q1 2023 primarily as a result of increased Adjusted EBITDA. ($ in millions)

Encompass Health 11 2023 Guidance - Updated as of April 27, 2023 Previous 2023 Guidance Updated 2023 Guidance ($ in millions, except per share data) Net Operating Revenue $4,680 to $4,760 $4,700 to $4,770 Adjusted EBITDA (1) $860 to $900 $870 to $910 Adjusted earnings per share from continuing operations attributable to Encompass Health (3) $2.87 to $3.16 $2.94 to $3.23 Refer to page 33-34 for end notes.

Encompass Health 12 2023 Guidance considerations u Pricing Ÿ Medicare pricing increase of 4% for the second and third quarter of 2023 (prior to the impact of sequestration which began reimplementation in Q2 2022) and an estimated 2.9% for the fourth quarter of 2023 Ÿ Managed Care pricing increase of 2% to 3% u Labor Ÿ SWB per FTE (including contract labor, sign-on and shift bonuses) increase of approximately 1.5% to 2.0% ü Reflects expected year-over-year decrease in contract labor expense and sign-on and shift bonuses offsetting increases of approximately 4% for salaries and wages and 5% for benefits Ÿ Employees per occupied bed expected to be approximately 3.40 for Q2-Q4 2023 u De novos Ÿ New hospitals with net pre-opening and ramp-up costs of approximately $10 million to $12 million u Bad debt Ÿ Bad debt reserves of 2.0% to 2.4% of net operating revenue u Corporate Ÿ Tax rate of approximately 26% Ÿ Diluted share count of approximately 101 million shares Changes from previous guidance considerations are underlined.

Encompass Health 13 Adjusted free cash flow(4) assumptions Certain cash flow items ($ in millions) 3 Months  2023 Actuals 2022 2023 Assumptions Cash interest payments (net of amortization of debt discounts and fees) $34.1 $145.5 $135 to $145 Cash payments for income taxes, net of refunds $(0.2) $50.2 $85 to $100 Working capital and other $(1.4) $45.1 $30 to $50 Maintenance CAPEX $37.8 $238.4 $230 to $240 Adjusted free cash flow $158.7 $340.1 $335 to $430 Lower payments in 2022 due to application of overpayments from 2021 2022 includes Q4 payment of deferred payroll taxes resulting from CARES Act and recovery of $12.5 million of previously denied Medicare claims(6) Investment in new equipment, renovations/improvements, and ongoing maintenance to existing hospitals Cash interest payments expected to decrease modestly due to full- year impact of debt repayment with July 1, 2022 distribution from Enhabit Refer to page 33-34 for end notes.

Encompass Health 14 Uses of free cash flow ($ in millions) 3 Months 2023 Actuals 2022 2023 Assumptions Growth in core business IRF bed expansions $9.5 $52.7 $60 to $70 New IRFs - De novos 52.5 276.6 275 to 295 - Acquisitions — — TBD - Replacement IRFs and other 0.1 16.5 — $62.1 $345.8 $335 to $365 Debt reduction Debt redemptions (borrowings), net $18.5 $511.3 TBD Shareholder distributions Cash dividends on common stock $15.6 $99.0 ~$60 Common stock repurchases — — TBD Ÿ ~$198 million remaining under current authorization as of March 31, 2023(5) Refer to page 33-34 for end notes.

Appendix

Encompass Health 16 ~35,900 employees Rehabilitation hospitals “IRFs” IRFs under development* * IRFs under development - previously announced under development as of April 27, 2023 † Based on 2022 and 2021 data Encompass Health Largest owner and operator of rehabilitation hospitals Company profile as of 3/31/23 156 Rehabilitation hospitals “IRFs” 61 are joint ventures 21 37 IRFs under development* States and Puerto Rico 25% of Licensed beds † 33% of Medicare patients served † Key statistics trailing four quarters ~215,900 patient discharges ~$4.45 Billion in revenue FORTUNE® “World’s Most Admired Companies” 2022

Encompass Health 17 Growth targets, fundamentals and value drivers u 2023 - 2027 Growth targets Ÿ 6 to 10 de novos per year Ÿ 80 to 120 bed additions per year Ÿ 6% to 8% discharge CAGR u Large, under penetrated, and growing inpatient rehabilitation market Ÿ Large addressable market indicated by low conversion rate of presumptively eligible inpatient rehabilitation patients Ÿ Favorable demographics driving increased demand for rehabilitation services u Poised to capture incremental market share Ÿ Unparalleled clinical expertise for treating inpatient rehabilitation conditions with consistent delivery of high-quality, cost-effective care Ÿ De novo and bed addition strategy delivers attractive financial returns Ÿ Cash flow and capital availability to fund capacity additions Ÿ Fragmented sector presents unit acquisition and joint venture opportunities Ÿ Significant barriers to entry and economies of scale Ÿ Resilient business model with focus on non-discretionary conditions occurring predominantly in an aging population u Shareholder distributions Ÿ Cash dividend (currently $0.15 per share per quarter) Ÿ Approximately $198 million remaining under current stock repurchase authorization

Encompass Health 18 Inpatient Rehabilitation Hospitals Opened or Under Development Joint venture # of new beds 2023 2024 2025 2026 De novo projects* Eau Claire, WI ü 36 — — — Knoxville, TN** ü 73 — — — Owasso, OK ü 40 — — — Clermont, FL 50 — — — 1 Bowie, MD 60 — — — 2 Columbus, GA ü 40 — — — 3 Prosper, TX 40 — — — 4 Fitchburg, WI*** — 56 — — 5 Kissimmee, FL — 50 — — 6 Atlanta, GA ü — 40 — — 7 Johnston, RI — 50 — — 8 Fort Mill, SC — 39 — — 9 Louisville, KY ü — 40 — — 10 Houston, TX — 61 — — 11 Lake Worth, FL — — 50 — 12 Fort Myers, FL ü — — 60 — 13 Norristown, PA — — 50 — 14 Wildwood, FL — — 50 — 15 Athens, GA ü — — 40 — 16 St. Petersburg, FL — — 50 — 17 Daytona Beach, FL — — 50 — 18 Palm Beach Gardens, FL — — — 50 19 Strongsville, OH — — — 40 20 Amarillo, TX — — — 40 21 Danbury, CT — — — 40 *All dates are tentative and subject to change De novo activity Q1 2023 De novo activity highlights u Opened 3 rehabilitation hospitals JV Ÿ Eau Claire, WI ü Ÿ Knoxville, TN ü Ÿ Owasso, OK ü u Announced de novos Ÿ 50-bed hospital in Johnston, RI IRF development projects announced and underway 21 **Knoxville, TN opened a 22-bed hospital-in-hospital unit and a 51-bed free-standing hospital. *** Fitchburg, WI opening is now scheduled for 2024 due to weather related delays in construction.

Encompass Health 19 Contract labor and sign-on and shift bonus trends 2021 2022 2023 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Contract labor and sign-on and shift bonus expense trends ($ in millions) Sign-on/shift bonus $ 10.8 $ 12.7 $ 15.0 $ 21.3 $ 59.8 $ 21.1 $ 21.8 $ 24.2 $ 15.7 $ 82.8 $ 16.3 Contract labor 10.1 16.0 18.3 30.0 74.4 41.9 35.1 24.8 19.7 121.5 20.7 Total $ 20.9 $ 28.7 $ 33.3 $ 51.3 $ 134.2 $ 63.0 $ 56.9 $ 49.0 $ 35.4 $ 204.3 $ 37.0 Contract labor FTE trends ($ in thousands) Contract labor FTEs 221 318 383 516 359 706 633 481 369 547 459 Contract labor rate/FTE $ 185.2 $ 201.3 $ 189.5 $ 230.7 $ 207.1 $ 240.4 $ 222.6 $ 204.6 $ 211.5 $ 222.0 $ 182.7 Net same-store RN hires 112 5 166 46 329 127 149 183 (32) 427 54

Encompass Health 20 Pre-payment and post-payment claims denials Pre-payment Claims Reviews Period New Denials Collections of Previously Denied Claims Revenue Reserve for New Denials Update of Reserve for Prior Denials ($ in millions) Q1 2023 $34.8 $(31.2) $3.5 $— Q4 2022 35.1 (13.7) 3.6 — Q3 2022 10.5 (10.0) 1.1 — Q2 2022 12.5 (6.5) 1.4 — Q1 2022 1.1 (5.6) 0.3 — Q4 2021 1.4 (8.1) 0.4 — Q3 2021 (0.5) (9.7) — — Q2 2021 0.1 (6.3) — — Q1 2021 (0.2) (5.2) — — Q4 2020 (0.4) (7.2) — 4.5 Q3 2020 (0.6) (6.3) — — Q2 2020 (1.5) (3.5) — — Q1 2020 4.2 (5.0) 1.3 — Pre-payment and Post-payment Claims Receivables Mar. 31, 2023 Dec. 31, 2022 Dec. 31, 2021 ($ in millions) Gross claims denials $ 94.8 $ 93.2 $ 105.7 Recorded reserves (22.9) (19.9) (28.3) Net accounts receivable from claims denials $ 71.9 $ 73.3 $ 77.4 * For more information regarding TPE, see https://www.cms.gov/Research-Statistics-Data-and-Systems/Monitoring-Programs/ Medicare-FFS-Compliance-Programs/Medical-Review/Targeted-Probe-and-EducateTPE.html u Encompass Health establishes a reserve upon notice that a claim is under review. u Acting through various contractors and programs, CMS regularly reviews and denies Medicare claims. HHS provides an appeals process through its Administrative Law Judges (“ALJs”). We regularly appeal denials to ALJs when we believe the claim is valid or the denial is in error. u Appeals prior to 2018 became part of a nationwide backlog of cases at the ALJ level that a federal judge ordered HHS to clear by the end of 2022. By December 31, 2022, we cleared substantially all of the backlog at the ALJ level. u We have appealed certain adverse ALJ rulings to the Department Appeals Boards (“DAB”), the final level of administrative review. As of March 31, 2023, approximately $51 million in claims are awaiting review at the DAB.(6) In addition, we have appealed approximately $6 million in claims denied by the DAB to several United States District Courts, all of which are pending review as of March 31, 2023. u New claims review activity continued to increase in Q1 2023 as all of our CMS contractors have resumed claim audits under the Targeted Probe and Educate (“TPE”) program* following the temporary suspension of audit activity during the public health emergency. u In Q1 2023, a Supplemental Medical Review Contractor (“SMRC”) initiated a review of claims from March to December 2020 totaling ~$21M. Refer to page 33-34 for end notes.

Encompass Health 21 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 * This chart does not include ~$355 of finance lease obligations or ~$53 of other notes payable. See the debt schedule on page 22. Debt maturity profile - face value $350 Senior Notes 5.75% ($ in millions) Revolver capacity $800 Senior Notes 4.75% $800 Senior Notes 4.5% Revolver As of March 31, 2023* $926 Available $40 Drawn + $34 reserved for LCs Callable Callable beginning February 2025 Callable $400 Senior Notes 4.625% Callable beginning April 2026

Encompass Health 22 Debt schedule Change in March 31, December 31, Debt vs. ($ in millions) 2023 2022 YE 2022 Advances under $1 billion revolving credit facility $ 40.0 $ 55.0 $ (15.0) Bonds Payable: 5.75% Senior Notes due 2025 347.9 347.7 0.2 4.50% Senior Notes due 2028 782.6 781.8 0.8 4.75% Senior Notes due 2030 779.6 779.0 0.6 4.625% Senior Notes due 2031 390.8 390.6 0.2 Other notes payable 52.5 53.1 (0.6) Finance lease obligations 355.1 359.8 (4.7) Long-term debt $ 2,748.5 $ 2,767.0 $ (18.5) Debt to Adjusted EBITDA 3.2 x 3.4 x Leverage net of cash on balance sheet 3.1 x 3.4 x Reconciliations to GAAP provided on pages 27-32. The leverage ratio for 1Q23 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.8x The leverage ratio for 2022 stated in terms of the most comparable GAAP measurement would be Debt to Net cash provided by operating activities: 3.9x

Encompass Health 23 -10.0% 0.0% 10.0% 20.0% * Includes inpatient rehabilitation hospitals classified as same store during each period New-store/same-store growth North Tampa, FL (50 beds) Cumming, GA (50 beds) Shreveport, LA (40 beds) Waco, TX (40 beds) Greenville, SC (40 beds) Pensacola, FL (40 beds) Discharges Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 New store 2.1% 1.3% 0.9% 1.0% 1.8% 2.0% 3.6% 3.8% 3.3% 3.4% 3.1% 3.5% Same store* (12.8)% (2.8)% (3.8)% (2.2)% 16.9% 6.7% 6.0% 3.8% 1.6% 4.1% 4.2% 5.9% Total by quarter (10.7)% (1.5)% (2.9)% (1.2)% 18.7% 8.7% 9.6% 7.6% 4.9% 7.5% 7.3% 9.4% Total by year (2.6)% 8.7% 6.8% Same-store year* (4.4)% 6.2% 3.1% Sioux Falls, SD (40 beds) Coralville, IA (40 beds) Toledo, OH (40 beds) San Angelo, TX (40 beds) Shiloh, IL (40 beds) St. Augustine, FL (40 beds) Libertyville, IL (60 beds) Henry County, GA (50 beds) Moline, IL (40 beds) Naples, FL (50 beds) Grand Forks, ND (40 beds) Lakeland, FL (50 beds) Cape Coral, FL (40 beds) Jacksonville, FL (50 beds) Knoxville, TN (73 beds) Eau Claire, WI (36 beds) Owasso, OK (40 beds)

Encompass Health 24 Payment sources (percent of revenues) Q1 Full Year 2023 2022 2022 Medicare 65.3% 65.1% 65.3 % Medicare Advantage 16.0% 14.7% 15.1 % Managed care 11.0% 12.4% 11.6 % Medicaid 4.1% 3.9% 4.2 % Other third-party payors 0.9% 1.0% 0.9 % Workers’ compensation 0.5% 0.6% 0.6 % Patients 0.2% 0.5% 0.4 % Other income 2.0% 1.8% 1.9 % Total 100.0% 100.0% 100.0%

Encompass Health 25 Operational metrics Q1 Q4 Q3 Q2 Q1 Full Year 2023 2022 2022 2022 2022 2022 ($ in millions) Net patient revenue-inpatient $ 1,134.2 $ 1,113.0 $ 1,064.6 $ 1,037.8 $ 1,036.2 $ 4,251.6 Net patient revenue-outpatient and other revenues 26.2 24.3 24.9 24.7 23.1 97.0 Net operating revenues $ 1,160.4 $ 1,137.3 $ 1,089.5 $ 1,062.5 $ 1,059.3 $ 4,348.6 (Actual Amounts) Discharges(7) 55,557 54,700 53,743 51,902 50,771 211,116 Net patient revenue per discharge $ 20,415 $ 20,347 $ 19,809 $ 19,995 $ 20,409 $ 20,139 Outpatient visits 31,852 33,138 34,348 35,929 35,229 138,644 Average length of stay 12.5 12.5 12.7 12.6 13.0 12.7 Occupancy % 73.4% 71.7% 71.4% 70.7% 73.1% 70.9% # of licensed beds 10,510 10,356 10,356 10,206 10,028 10,356 Occupied beds 7,714 7,425 7,394 7,216 7,330 7,342 Full-time equivalents (FTEs) - internal 25,122 24,777 24,580 23,649 23,313 24,080 Contract labor FTEs 459 369 481 633 706 547 Total FTEs(8) 25,581 25,146 25,061 24,282 24,019 24,627 EPOB(9) 3.32 3.39 3.39 3.37 3.28 3.35 Refer to page 33-34 for end notes.

Encompass Health 26 Share information Weighted Average for the Period Q1 Full Year (in millions) 2023 2022 2022 2021 2020 Basic shares outstanding 99.4 99.2 99.2 99.0 98.6 Restricted stock awards, dilutive stock options, and restricted stock units 1.5 1.0 1.2 1.2 1.2 Diluted shares outstanding 100.9 100.2 100.4 100.2 99.8 End of Period Q1 Full Year (in millions) 2023 2022 2022 2021 2020 Basic shares outstanding 100.2 99.8 99.8 99.5 99.4

Encompass Health 27 Net cash provided by operating activities reconciled to Adjusted EBITDA(1) Q1 Full Year ($ in millions) 2023 2022 2022 Net cash provided by operating activities $ 227.9 $ 218.9 $ 705.8 Interest expense and amortization of debt discounts and fees 36.4 39.6 175.7 Gain (loss) on sale of investments, excluding impairments 1.7 (4.6) (15.5) Equity in net income of nonconsolidated affiliates 0.4 0.9 2.9 Net income attributable to noncontrolling interests in continuing operations (25.6) (22.0) (93.6) Amortization of debt-related items (2.3) (2.3) (9.7) Distributions from nonconsolidated affiliates (0.1) (1.0) (4.0) Current portion of income tax expense 27.9 21.3 72.2 Change in assets and liabilities (37.9) (22.0) 30.4 Cash used in (provided by) operating activities of discontinued operations 1.3 (36.4) (52.3) Change in fair market value of equity securities (0.5) 2.5 7.4 Other (0.2) — — Adjusted EBITDA $ 229.0 $ 194.9 $ 819.3 Refer to page 33-34 for end notes.

Encompass Health 28 Reconciliation of net income to Adjusted EBITDA(1) Q1 Full Year ($ in millions) 2023 2022 2022 Net income $ 113.3 $ 110.1 $ 365.9 Loss (income) from discontinued operations, net of tax, attributable to Encompass Health 1.0 (23.7) (15.2) Net income attributable to noncontrolling interests included in continuing operations (25.6) (22.0) (93.6) Provision for income tax expense 31.9 23.6 100.1 Interest expense and amortization of debt discounts and fees 36.4 39.6 175.7 Depreciation and amortization 63.9 57.7 243.6 Loss on early extinguishment of debt(2)(10) — 0.3 1.4 Loss on disposal or impairment of assets 0.7 0.7 4.8 Stock-based compensation 7.9 6.1 29.2 Change in fair market value of equity securities (0.5) 2.5 7.4 Adjusted EBITDA $ 229.0 $ 194.9 $ 819.3 Refer to page 33-34 for end notes.

Encompass Health 29 Reconciliation of net cash provided by operating activities to adjusted free cash flow(4) Q1 Full Year ($ in millions) 2023 2022 2022 Net cash provided by operating activities $ 227.9 $ 218.9 $ 705.8 Impact of discontinued operations 1.3 (36.4) (52.3) Net cash provided by operating activities of continuing operations 229.2 182.5 653.5 Capital expenditures for maintenance (37.8) (32.2) (238.4) Distributions paid to noncontrolling interests of consolidated affiliates (31.8) (20.8) (96.6) Items not indicative of ongoing operating performance: Transaction costs and related liabilities (0.9) (6.3) 21.6 Adjusted free cash flow $ 158.7 $ 123.2 $ 340.1 Cash dividends on common stock $ 15.6 $ 28.5 $ 99.0 Refer to page 33-34 for end notes.

Encompass Health 30 Adjusted EPS(3) - Q1 2023 For the Three Months Ended March 31, 2023 Adjustments As Reported Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 229.0 $ — $ — $ 229.0 Depreciation and amortization (63.9) — — (63.9) Interest expense and amortization of debt discounts and fees (36.4) — — (36.4) Stock-based compensation (7.9) — — (7.9) Loss on disposal or impairment of assets (0.7) — — (0.7) Change in fair market value of equity securities 0.5 — (0.5) — Income from continuing operations before income tax expense 120.6 — (0.5) 120.1 Provision for income tax expense (31.9) 0.3 0.1 (31.5) Income from continuing operations attributable to Encompass Health $ 88.7 $ 0.3 $ (0.4) $ 88.6 Diluted earnings per share from continuing operations* $ 0.88 $ — $ — $ 0.88 Diluted shares used in calculation 100.9 * Adjusted EPS may not sum across due to rounding. Refer to page 33-34 for end notes.

Encompass Health 31 For the Three Months Ended March 31, 2022 Adjustments As Reported Loss on Early Exting. of Debt Income Tax Adjustments Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 194.9 $ — $ — $ — $ 194.9 Depreciation and amortization (57.7) — — — (57.7) Interest expense and amortization of debt discounts and fees (39.6) — — — (39.6) Stock-based compensation (6.1) — — — (6.1) Loss on disposal or impairment of assets (0.7) — — — (0.7) Loss on early extinguishment of debt(2) (0.3) 0.3 — — — Change in fair market value of equity securities (2.5) — — 2.5 — Income from continuing operations before income tax expense 88.0 0.3 — 2.5 90.8 Provision for income tax expense (23.6) (0.1) 0.2 (0.6) (24.1) Income from continuing operations attributable to Encompass Health $ 64.4 $ 0.2 $ 0.2 $ 1.9 $ 66.7 Diluted earnings per share from continuing operations* $ 0.64 $ — $ — $ 0.02 $ 0.67 Diluted shares used in calculation 100.2 Adjusted EPS(3) - Q1 2022 * Adjusted EPS may not sum across due to rounding. Refer to page 33-34 for end notes.

Encompass Health 32 Adjusted EPS(3) - 2022 For the Year Ended December 31, 2022 Adjustments As Reported Loss on Early Exting. of Debt Income Tax Adjustments Bondholder Consent Fees Associated with Enhabit Distribution Change in Fair Market Value of Equity Securities As Adjusted ($ in millions, except per share amounts) Adjusted EBITDA $ 819.3 $ — $ — $ — $ — $ 819.3 Depreciation and amortization (243.6) — — — — (243.6) Interest expense and amortization of debt discounts and fees (175.7) — — 20.5 — (155.2) Stock-based compensation (29.2) — — — — (29.2) Loss on disposal or impairment of assets (4.8) — — — — (4.8) Loss on early extinguishment of debt(2)(10) (1.4) 1.4 — — — — Change in fair market value of equity securities (7.4) — — — 7.4 — Income from continuing operations before income tax expense 357.2 1.4 — 20.5 7.4 386.5 Provision for income tax expense (100.1) (0.4) 7.4 (5.3) (1.9) (100.3) Income from continuing operations attributable to Encompass Health $ 257.1 $ 1.0 $ 7.4 $ 15.2 $ 5.5 $ 286.2 Diluted earnings per share from continuing operations* $ 2.56 $ 0.01 $ 0.07 $ 0.15 $ 0.05 $ 2.85 Diluted shares used in calculation 100.4 * Adjusted EPS may not sum across due to rounding. Refer to page 33-34 for end notes.

Encompass Health 33 End notes * Reconciliations to GAAP provided on pages 27-32 (1) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. (2) In the first quarter of 2022, the Company redeemed the remaining $100 million of its 5.125% Senior Notes due 2023. The redemption was completed at 100% of par using drawings under the Company’s revolving credit facility. As a result of the redemption, the Company recorded a $0.3 million loss on early extinguishment of debt in the first quarter of 2022. (3) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments, settlements of income tax claims and windfall tax benefits), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company's ongoing operating performance. Accordingly, they can complicate comparisons of the Company's results of operations across periods and comparisons of the Company's results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.* (4) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non-indicative of ongoing operating performance. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. (5) On Oct. 28, 2013, the Company announced its board of directors authorized the repurchase of up to $200 million of its common stock. On Feb. 14, 2014, the Company's board approved an increase in this common stock repurchase authorization from $200 million to $250 million. As of June 30, 2018, the remaining repurchase authorization was approximately $58 million. On July 24, 2018, the Company's board approved resetting the aggregate common stock repurchase authorization to $250 million. As of March 31, 2023, the remaining repurchase authorization was approximately $198 million. (6) In December 2017, the Company received notice of a Uniform Program Integrity Contractor (“UPIC”) audit at one of our hospitals. The UPIC sampled 100 claims and challenged the propriety of a subset of the sample representing $1.3 million in previously paid claims. The UPIC extrapolated the alleged error rate to all claims from that hospital during a period of approximately four years, resulting in an alleged overpayment of $33.9 million. Our Medicare Administrative Contractor (“MAC”) later reduced the determination of overpayment to $30.5 million, which it collected through recoupment of current claims during 2019. We appealed the overpayment determination to an Administrative Law Judge (“ALJ”), who heard the appeal in August 2021. In October 2022, the ALJ overturned $12.5 million of the overpayment determination. We received payment of this amount, plus $3.2 million in interest, in December 2022. We have appealed the remaining $18.0 million of the overpayment determination to the next level of administrative appeal, challenging both the denials and the improper use of extrapolation. It is not possible to predict when this matter will be resolved or the ultimate outcome.

Encompass Health 34 End notes (continued) * Reconciliations to GAAP provided on pages 27-32 (7) Represents discharges from 156 consolidated hospitals in Q1 2023; 153 consolidated hospitals in Q4 2022 and Q3 2022; 150 consolidated hospitals in Q2 2022; and 147 consolidated hospitals in Q1 2022. (8) Full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include full-time equivalents related to contract labor. (9) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (10) In the second quarter of 2022, the Company redeemed approximately $236 million of its term loan due 2024 and fully repaid the $250 million outstanding balance on its revolving credit facility. The redemption was completed using proceeds which were dividended from Enhabit. As a result of the redemption, the Company recorded a $1.1 million loss on early extinguishment of debt in the second quarter of 2022.